Exhibit (h)(xx) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                            AMENDMENT #1 TO EXHIBIT 1

                         SHAREHOLDER SERVICES AGREEMENT

Pursuant to Section 2 of the Agreement, MFIS agrees to accept as full compensation for its services rendered hereunder a fee at an annual rate, calculated daily and payable monthly, equal to an amount up to the percentage of average net assets of each Fund, as set forth below.

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              Fund/Class                   Shareholder       Effective Date
                                          Services Fee
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  Marshall Short-Term Income Fund -           0.25%         September 1, 1999
            Class A Shares
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  Marshall Short-Term Income Fund -           0.25%         September 1, 1999
            Class Y Shares
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  Marshall Government Income Fund -           0.25%         September 1, 1999
            Class A Shares
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  Marshall Government Income Fund -           0.25%         September 1, 1999
            Class Y Shares
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  Marshall Intermediate Bond Fund -           0.25%         September 1, 1999
            Class A Shares
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  Marshall Intermediate Bond Fund -           0.25%         September 1, 1999
            Class Y Shares
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Marshall Intermediate Tax-Free Fund -         0.25%         September 1, 1999
            Class A Shares
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Marshall Intermediate Tax-Free Fund -         0.25%         September 1, 1999
            Class Y Shares
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Marshall Equity Income Fund - Class A         0.25%         September 1, 1999
                Shares
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Marshall Equity Income Fund - Class Y         0.25%         September 1, 1999
                Shares
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  Marshall Large Cap Growth & Income          0.25%         September 1, 1999
        Fund - Class A Shares
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  Marshall Large Cap Growth & Income          0.25%         September 1, 1999
        Fund - Class Y Shares
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 Marshall Mid-Cap Growth Fund - Class         0.25%         September 1, 1999
               A Shares
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 Marshall Mid-Cap Growth Fund - Class         0.25%         September 1, 1999
               Y Shares
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Marshall Mid-Cap Value Fund - Class A         0.25%         September 1, 1999
                Shares
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Marshall Mid-Cap Value Fund - Class Y         0.25%         September 1, 1999
                Shares
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 Marshall International Stock Fund -          0.25%         September 1, 1999
            Class A Shares
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 Marshall International Stock Fund -          0.25%         September 1, 1999
            Class Y Shares
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   Marshall Small-Cap Growth Fund -           0.25%         September 1, 1999
            Class A Shares
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   Marshall Small-Cap Growth Fund -           0.25%         September 1, 1999
            Class Y Shares
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 Marshall Money Market Fund - Class A         0.25%         September 1, 1999
                Shares
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 Marshall Money Market Fund - Class Y         0.25%            May 1, 2000
                Shares
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Amended as of this ___ day of January, 2000.

     MARSHALL FUNDS, INC., MARSHALL & ILSLEY TRUST COMPANY on behalf of its portfolios listed above on behalf of its division, Marshall Funds Investor Services

By:                                 By:
    --------------------------
      Title:                                    Title: